UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

August 24, 2007

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

On August 24, 2007, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.10 per share payable on October 12, 2007 to stockholders of record at the close of business on September 28, 2007. A copy of the announcement is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1*	Press Release dated August 24, 2007 announcing declaration of a quarterly dividend

* Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: August 29, 2007	By:	/s/ Joan Holstein Hilson
Joan Holstein Hilson
Executive Vice President and Chief Financial Officer, AE Brand

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release dated August 24, 2007 announcing declaration of a quarterly dividend

* Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.